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                                                                  EXHIBIT 10.16

                                SERVICE CONTRACT

      THIS AGREEMENT made as of the 1st day of NOVEMBER, 1999, by and between iCrystal Inc., a software development company incorporated under the laws of the state of Delaware (hereinafter called the "Company") and LARRY HRABI,CONSULTANT of the city of SURREY, in the province of BC, (hereinafter called the "Contractor").

                                   WITNESSETH

      WHEREAS, the Contractor is about to be or is engaged by the Company and has or will thereby become acquainted with the Company's business, records, and other confidential information; and

      WHEREAS, the Company is engaged in the business of software and website development; and

      WHEREAS, the parties hereto acknowledge that the goodwill of the Company and the contained patronage of its customers and a list of names, addresses, and phone numbers of its customers or potential customers or leads constitutes a principal asset of the Company, the same being acquired through its efforts and the expenditure of time and money; and

      WHEREAS, each of the Contractors or associates of the Company hold a position of trust and confidence and are in large measure enabled by such association to become acquainted with the many customers, contacts and associates of the Company, their names, addresses, phone numbers, and, with other of the Company's business, security, and confidential matters; and

      WHEREAS, the parties hereto acknowledge the necessity of restrictive covenants and non-solicitation covenants of the Contractor herein set forth, and for the reasonable and proper protection of the goodwill of the Company's business, and that the same constitutes a material portion of the consideration of engagement.

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                                      -2-

      NOW THEREFORE, in consideration of the premises and of the mutual promises and covenants herein contained, the parties hereto agree as follows;

      1. DUTIES - The Company or its affiliates or subsidiaries engages the Contractor as a INVESTOR/LICENSE RELATIONS. Contractor's responsibilities, duty and authority shall be those commonly associated with such position including, but not limited to, the following duties;

*  INITIATE, SET-UP AND OPERATION OF INVESTOR RELATIONS DEPARTMENT.
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*  INITIATE SET-UP AND OPERATION OF LICENSE SALES & MARKETINGS.
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*  TO REPORT DIRECTLY TO THE PRESIDENT OF THE COMPANY.
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      2. COMPENSATION - Beginning on the 1st day of NOVEMBER, 1999,
the Company shall pay, and the Contractor agrees to accept as compensation for the services to be rendered herein, the sum of $3,000.00 US per month. In addition, the Contractor shall receive 100,000 SHARES OF THE COMPANY ON
OR BEFORE NOV 1, 2000, unless this Agreement has been previously terminated by either party. The Contractor's monetary compensation open to review from time to time whereupon the Contractor's compensation may increase depending upon the performance of the Contractor.

      3. FURTHER OBLIGATIONS OF CONTRACTOR - The Contractor agrees as follows:

           (a) To exercise and carry out all rules, regulations, duties and policies of the Company, and observe all such directions and restrictions as the Company may, from time to time, impose upon the Contractor.

           (b) During the term of this Agreement, not to engage in any business, calling, or enterprise which is or may be competitive or contrary to the welfare, interest or benefit of the business of the Company.

           (c) During the term of this Agreement, to provide the services of LARRY HRABI on a full time basis to carry out the obligations of the Contractor. If LARRY HRABI is unable to perform the obligations contained herein, then the Contractor will supply a substitute individual it being understood by both parties that the Company, after reviewing the substitute individual's resume, will have the right to terminate this Agreement if it determines that, in its sole discretion, the substitute individual does not have the same skills or qualifications as that of LARRY
                HRABI.

      4. TERM - The services shall begin on NOV 1 , 1999 and shall continue at will until terminated by either party giving notice. Either party may terminate this Agreement upon fourteen (14) days prior written notice to the other. The Company reserves the right to terminate this Agreement at any time during the first six (6) months or at any other time for cause.

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                                      -3-

      5. CONFIDENTIAL INFORMATION - All confidential information and trade secrets, including but not limited to, names and lists of clientele or licensees, software, specifications, suppliers, operations or technical manuals, and all information, files and records referring to, or relating thereto, however maintained are valuable, special, and unique assets of the Company and the sole and exclusive property of the Company. Any of the projects in which the Contractor works on, on behalf of the Company, become and are the sole property of the Company

      6. COVENANT NOT TO COMPETE - Upon termination of the Contractor's services, the Contractor, any of it's officers of directors, or any individual associated with the Contractor shall not, for a period of one (1) year, either directly or indirectly, enter into or engage in the business of software, systems administration, security, or website development specifically designed for use in Internet gaming.

      7. FURTHER DUTIES OF THE CONTRACTOR - The Contractor guarantees to have a qualified person, acceptable to the Company, available at the Company's place of business no less than 40 hours a week. The Contractor should be aware that duties associated with this Agreement may involve travel from the Company's place of business to various locations throughout the world.

      8. DUTIES AFTER TERMINATION OF AGREEMENT - The Contractor further agrees that upon termination of this Agreement, Contractor will immediately surrender to the company all samples, licensee contact information, price lists, brochures, supplier, books and records, documents, operations or technical manuals, software (either developed or under development) of or in connection with the Company's licensees or business, passwords, codes, security technical information and protocols and all other in the Contractor's possession which belongs to the Company, it being distinctly understood that all of such items, including all software which is or was developed by the Contractor is the property of the Company.

      9. SERVABILITY - The invalidity or unenforceability of any provision in this Agreement shall in no way affect the validity or enforceability of any other provision.

      10. BENEFIT - This Agreement shall insure to the benefit of and be binding upon the Company, its successors and assigns, and the Contractor and its heirs, executors, administrators and legal representatives.

      11. SITUS - This Agreement shall be construed and governed in accordance with the laws of the province of British Columbia.

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                                      -4-

    12. PRIOR AGREEMENTS - This Agreement supersedes any prior written or verbal agreements.

    13. ARBITRATION - Any controversy relating to this Agreement or the interpretation thereof shall be settled by arbitration in the city of Vancouver, B.C., pursuant to the rules then in place for the province of British Columbia.

      14. ADDRESS - The address's for each party to receive any formal notice or notice's from the other party are as follows:

COMPANY                                           CONTRACTOR

    iCrystal Inc.                                   LARRY HRABI
                                                  --------------------------
    3237 - King George Hwy.                         15 - 15133 29A AVE
                                                  --------------------------
    Suite 101 B                                     SURREY, B.C.
                                                  --------------------------
    Surrey, BC V4P 1B7

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                                         COMPANY

/s/ Peter Tara                                    By:    /s/ D. J. SLAMKO
--------------------------                          -------------------------
WITNESS

                                                         CONTRACTOR

/s/ Peter Tara                                    By:    /s/ LARRY HRABI
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WITNESS